SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2026
Disclosure of non-adjusting events after reporting period [abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
Oaktree Acquisition
On July 31, 2026, the Corporation acquired the remaining 26% interest in Oaktree Capital Management, L.P. and its affiliates (“Oaktree”) for total consideration of approximately $3 billion consisting of cash and non-cash consideration. As a result, the Corporation’s economic interest in Oaktree increased to 100% resulting in the Corporation obtaining control and consolidating Oaktree from the acquisition date. Prior to the acquisition, the Corporation’s investment in Oaktree was accounted for as an equity accounted investment. The transaction will be accounted for as a business combination achieved in stages in accordance with IFRS 3, Business Combinations. Accordingly, the Corporation’s previously held equity interest will be remeasured to its acquisition-date fair value.
Due to the recent closing of the acquisition, the complete valuation and initial purchase price accounting for the business combination are not available as of the date of release of these financial statements. As a result, the Corporation has not provided amounts recognized as of the acquisition date for certain major classes of assets acquired and liabilities assumed in these financial statements.
Boralex Acquisition
On August 14, 2026, the Corporation, alongside institutional partners and through its Energy segment, acquired a 100% interest in Boralex Inc. (“Boralex”) for total cash consideration of $2.7 billion. Boralex is a fully integrated developer and operator of renewable power assets across Canada, the United States, the United Kingdom, and France.